                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean Blackwell and Marya Rose, and each of them (with full power of each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 and any and all amendments thereto (including post-effective amendments) covering the issuance of new 9 1/2% senior notes due 2010 of Cummins Inc. in exchange for all of Cummins Inc.'s outstanding unregistered 9 1/2% senior notes due 2010 and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 4, 2003

                                                    /s/ WILLIAM D. RUCKELSHAUS
                                                    ------------------------------------------------
                                                    William D. Ruckelshaus
                                                    Director

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean Blackwell and Marya Rose, and each of them (with full power of each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 and any and all amendments thereto (including post-effective amendments) covering the issuance of new 9 1/2% senior notes due 2010 of Cummins Inc. in exchange for all of Cummins Inc.'s outstanding unregistered 9 1/2% senior notes due 2010 and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 4, 2003

                                                    /s/ WILLIAM I. MILLER
                                                    ------------------------------------------------
                                                    William I. Miller
                                                    Director

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean Blackwell and Marya Rose, and each of them (with full power of each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 and any and all amendments thereto (including post-effective amendments) covering the issuance of new 9 1/2% senior notes due 2010 of Cummins Inc. in exchange for all of Cummins Inc.'s outstanding unregistered 9 1/2% senior notes due 2010 and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 4, 2003

                                                    /s/ ALEXIS M. HERMAN
                                                    ------------------------------------------------
                                                    Alexis M. Herman
                                                    Director

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean Blackwell and Marya Rose, and each of them (with full power of each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 and any and all amendments thereto (including post-effective amendments) covering the issuance of new 9 1/2% senior notes due 2010 of Cummins Inc. in exchange for all of Cummins Inc.'s outstanding unregistered 9 1/2% senior notes due 2010 and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 4, 2003

                                                    /s/ WALTER Y. ELISHA
                                                    ------------------------------------------------
                                                    Walter Y. Elisha
                                                    Director

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean Blackwell and Marya Rose, and each of them (with full power of each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 and any and all amendments thereto (including post-effective amendments) covering the issuance of new 9 1/2% senior notes due 2010 of Cummins Inc. in exchange for all of Cummins Inc.'s outstanding unregistered 9 1/2% senior notes due 2010 and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 4, 2003

                                                    /s/ JOHN M. DEUTCH
                                                    ------------------------------------------------
                                                    John M. Deutch
                                                    Director

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean Blackwell and Marya Rose, and each of them (with full power of each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 and any and all amendments thereto (including post-effective amendments) covering the issuance of new 9 1/2% senior notes due 2010 of Cummins Inc. in exchange for all of Cummins Inc.'s outstanding unregistered 9 1/2% senior notes due 2010 and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 4, 2003

                                                    /s/ FRANKLIN A. THOMAS
                                                    ------------------------------------------------
                                                    Franklin A. Thomas
                                                    Director

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean Blackwell and Marya Rose, and each of them (with full power of each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 and any and all amendments thereto (including post-effective amendments) covering the issuance of new 9 1/2% senior notes due 2010 of Cummins Inc. in exchange for all of Cummins Inc.'s outstanding unregistered 9 1/2% senior notes due 2010 and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 4, 2003

                                                    /s/ ROBERT J. DARNALL
                                                    ------------------------------------------------
                                                    Robert J. Darnall
                                                    Director

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean Blackwell and Marya Rose, and each of them (with full power of each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 and any and all amendments thereto (including post-effective amendments) covering the issuance of new 9 1/2% senior notes due 2010 of Cummins Inc. in exchange for all of Cummins Inc.'s outstanding unregistered 9 1/2% senior notes due 2010 and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 4, 2003

                                                    /s/ J. LAWRENCE WILSON
                                                    ------------------------------------------------
                                                    J. Lawrence Wilson
                                                    Director

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean Blackwell and Marya Rose, and each of them (with full power of each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 and any and all amendments thereto (including post-effective amendments) covering the issuance of new 9 1/2% senior notes due 2010 of Cummins Inc. in exchange for all of Cummins Inc.'s outstanding unregistered 9 1/2% senior notes due 2010 and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 4, 2003

                                                    /s/ THEODORE M. SOLSO
                                                    ------------------------------------------------
                                                    Theodore M. Solso
                                                    Director and Chairman of the Board of
                                                    Directors and Chief Executive Officer
                                                    (Principal Executive Officer)